As filed with the Securities and Exchange Commission on November 4, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23761

NEUBERGER BERMAN ETF TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman ETF Trust
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a)	Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
ETF Trust
Carbon Transition & Infrastructure ETF
Disrupters ETF
Next Generation Connected Consumer ETF

Annual Report
August 31, 2022

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Group LLC or Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2022 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
We are pleased to present the first annual shareholder report for the following actively managed Neuberger Berman Exchange Traded Funds (ETFs):
•  Neuberger Berman Carbon Transition & Infrastructure ETF seeks long-term capital appreciation by investing in what the Portfolio Managers believe are innovative companies with commercial impact in carbon transition and infrastructure.
•  Neuberger Berman Disrupters ETF seeks capital appreciation by investing in companies creating new markets or disrupting existing paradigms, across market caps.
•  Neuberger Berman Next Generation Connected Consumer ETF seeks long term capital appreciation by investing in companies that the Portfolio Managers believe are the potential beneficiaries of early-stage consumer trends originating from the digitally connected and economically influential Generation Y and Generation Z demographics.
The overall equity market generated weak results during the period from the Funds’ inception on April 6, 2022 through August 31, 2022 (the reporting period). A number of factors negatively impacted investor sentiment, including the pandemic’s impacts on supply chains, high inflation, war in Ukraine, and fiscal tightening amidst a slowing global economy.
Central banks, whose stimulative policies powered global economies (and by extension, equity markets) through the depths of the pandemic, reversed course to combat inflation. This is a delicate balancing act that investors watch nervously, as too many rate hikes too quickly could push the global economy into recession.
At their July meeting, the U.S. Federal Reserve Board, hoping to reduce inflation to 2%, raised rates to between 2.25% and 2.5% from near zero in March, and set expectations for future rate increases. The Bank of Canada, Bank of England, and European Central Bank have also raised rates.
The International Monetary Fund forecasts global real Gross Domestic Product growth for 2022 at 3.2%, down from 6.1% in 2021. For the U.S., their estimate is 2.3%, down from last year’s 40-year high of 5.7%. Still, 2.3% is below the long-term average, and further slowing could be risky.
Although macroeconomic concerns are valid, fundamentals remain positive. Corporate earnings continued to beat estimates throughout this reporting period. Additionally, reshoring— driven by top-down policy and bottom-up supply-chain necessity—as well as a significant federal commitment to infrastructure, should support American businesses, labor and logistics. Wage growth slowed as the reporting period ended, which could help temper demand-side inflation; and unemployment increased slightly, a positive as more Americans began seeking work.
Still, we believe markets will likely remain volatile until inflation (and uncertainty) begins to fall meaningfully. But, we believe that valuations are reasonable, with plenty of room to move as conditions improve. Until then, our managers will continue to employ strategies that have been tested across various cycles. With our research advantage, strict buy and sell disciplines, understanding of both portfolio and "wish list" companies, and longer-term view, we will continue working both to limit risk and to take advantage of the opportunities volatility always creates.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman ETF Trust

Carbon Transition & Infrastructure ETF Commentary (Unaudited)
Neuberger Berman Carbon Transition & Infrastructure ETF generated a -3.79% total return on a net asset value (NAV) basis for the period from its inception on April 6, 2022 through August 31, 2022 (the reporting period), outperforming the -12.07% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
The global equity market generated weak results during the reporting period. While the market rallied in July 2022, it was not enough to offset a number of sharp downturns. Investor sentiment was challenged by elevated inflation and aggressive central bank rate hikes that could negatively impact the economy and corporate profits. Supply chain shortages, repercussions from the war in Ukraine, and other geopolitical issues also weighed on the market. All told, as noted above, the Index returned -12.07% for the reporting period.
The Fund seeks to maximize long-term returns by investing in companies we view as innovative with commercial impact in carbon transition and infrastructure. While we were unable to avoid the market’s steep decline, the Fund outperformed the Index on a relative basis. Both stock selection and sector allocation drove the Fund’s outperformance. Looking at stock selection, holdings in the Information Technology sector added the most value. In particular, our Semiconductors & Semiconductor Equipment positions were rewarded. Stock selection in the Utilities sector was also beneficial, driven by our Independent Power and Renewable Electricity Producers holdings. These positives were partially offset by stock selection in the Industrials sector, due to our Building Products position. There were no other sectors that meaningfully detracted from relative results from a stock selection perspective.
In terms of sector allocation, an overweight versus the Index in Utilities, namely the Electric Utilities industry, contributed to performance. Within the Industrials sector, an overweight to Commercial Services & Supplies added the most value. On the downside, a lack of exposure to Consumer Staples detracted from returns, as the sector, though negative, still outperformed the Index. An overweight to the Materials sector versus the Index was also a headwind to relative results.
Looking ahead, volatile markets remain focused on often conflicting corporate and economic signals. Second quarter company earnings and outlooks were generally mixed. With consumer demand shifting, managements are signaling more cautious expectations, and, in some cases, layoffs focused on defending margins in an inflationary and slowing economic environment. Supply chain issues remain challenging across much of the economy and inflation remains elevated, even as energy prices have eased in the U.S. and consumers have begun to temper discretionary spending. Unemployment remains low, a positive for the economy but a negative as the U.S. Federal Reserve Board fights inflation. Meanwhile, geopolitics remains a wildcard even as COVID-19 appears to be stabilizing further. Finally, in the U.S., the landmark Inflation Reduction Act (IRA) of 2022 was passed and aspires to lower inflation primarily through investments in clean energy and health care spending.
Sincerely,
Timothy Creedon, Jared Mann, Hari Ramanan, Ronald B. Silvestri and James Tyre
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Carbon Transition & Infrastructure ETF (Unaudited)

TICKER SYMBOL
Carbon Transition & Infrastructure ETF	NBCT

SECTOR ALLOCATION
(as a % of Total Investments*)
Energy	6.6%
Industrials	34.0
Information Technology	10.6
Materials	7.9
Utilities	36.7
Short-Term Investments	4.2
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[4]
	Inception Date	Cumulative Total Return Ended 08/31/2022 Life of Fund
At NAV[1]
Carbon Transition & Infrastructure ETF	04/06/2022	-3.79%
At Market Price[2]
Carbon Transition & Infrastructure ETF	04/06/2022	-3.35%
Index
MSCI All Country World Index (Net)[3]		-12.07%
The performance data quoted represent past performance and do not indicate future results. Return information shown for less than one year is cumulative, not annualized. The Fund is new and has limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF's intraday trading value. ETF investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its management fee during the period shown. Please see Note B in the Notes to Financial Statements for specific information regarding the Fund’s management fee waiver arrangement.
As stated in the Fund’s most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2022 is 0.65% (before the fee waiver). The estimated expense ratio is 0.55% after the fee waiver. The expense ratios for the period ended August 31, 2022, can be found in the Financial Highlights section of this report.

Carbon Transition & Infrastructure ETF (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund since the Fund’s inception. The graph is based on the Fund’s shares both at net asset value (NAV) and at market price. The Fund may trade at market prices above or below NAV per share (see Performance Highlights chart on previous page). The result is compared with a broad-based market index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares. Results represent past performance and do not indicate future results.

Disrupters ETF Commentary (Unaudited)
Neuberger Berman Disrupters ETF generated a -19.10% total return on a net asset value (NAV) basis for the period from its inception on April 6, 2022 through August 31, 2022 (the reporting period), underperforming the -13.76% total return of its benchmark, the Russell 1000® Growth Index (the Index), for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
The U.S. equity market generated weak results during the reporting period. While the market rallied in July 2022, it was not enough to offset a number of sharp downturns. Investor sentiment was challenged by elevated inflation and aggressive U.S. Federal Reserve Board rate hikes that could negatively impact the economy and corporate profits. Supply chain shortages, repercussions from the war in Ukraine, and other geopolitical issues also weighed on the market. All told, as noted above, the Index returned -13.76% for the reporting period.
The Fund is a high conviction, all-cap portfolio that seeks to invest in companies creating new markets or disrupting existing paradigms. We were unable to avoid the market’s steep decline and the Fund underperformed the Index on a relative basis.
Stock selection drove the Fund’s relative underperformance during the reporting period.  Sector allocation was also a headwind for returns. Looking at stock selection, holdings in the Information Technology sector were the largest detractor from relative results, driven by our Software positions. Within the Health Care sector, our one holding in the Health Care Providers & Services industry was a drag on returns and was sold during the reporting period. Holdings in the Financials sector were also a headwind for results, due to our Capital Markets stock. On the upside, stock selection in the Communication Services sector contributed to performance, driven by our Interactive Media & Services positioning. In terms of sector allocation, an overweight to Health Care versus the Index and a lack of exposure to Consumer Staples were the largest detractors from relative returns. This was partially offset by our underweight to Consumer Discretionary and a small cash position.
Looking forward, we believe there remains greater than average risk to stocks.  While valuation multiples have contracted to historically attractive levels, earnings estimates have not been revised downward sufficiently in our view. What would we like to see to become more optimistic?  Most importantly, inflation, and particularly wage inflation, needs to get under control.  We believe a growth slowdown may prove favorable for stocks from here if it helps bring down inflation and long-term interest rates. It is our view that a portfolio of growing companies with strong balance sheets and significant free cash flow yield are well positioned to weather any storm. Growth in earnings has been a scarce commodity in a subdued economic environment. In terms of the Fund’s portfolio, we are optimistic relative performance could improve as the year progresses.  We have been careful to hold onto investments that have underperformed due to non-company-specific factors and to eliminate stocks during the reporting period that have fundamentally disappointed us.  Valuations have been reset, and innovation-related stocks peaked first and therefore may bottom first.
Sincerely,
Richard Bradt and Jason Tauber
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Disrupters ETF (Unaudited)

TICKER SYMBOL
Disrupters ETF	NBDS

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	10.1%
Consumer Discretionary	6.4
Financials	4.7
Health Care	29.5
Industrials	3.2
Information Technology	42.5
Short-Term Investments	3.6
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[4]
	Inception Date	Cumulative Total Return Ended 08/31/2022 Life of Fund
At NAV[1]
Disrupters ETF	04/06/2022	-19.10%
At Market Price[2]
Disrupters ETF	04/06/2022	-18.98%
Index
Russell 1000® Growth Index[3]		-13.76%
The performance data quoted represent past performance and do not indicate future results. Return information shown for less than one year is cumulative, not annualized. The Fund is new and has limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF's intraday trading value. ETF investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its management fee during the period shown. Please see Note B in the Notes to Financial Statements for specific information regarding the Fund’s management fee waiver arrangement.
As stated in the Fund’s most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2022 is 0.65% (before the fee waiver). The estimated expense ratio is 0.55% after the fee waiver. The expense ratios for the period ended August 31, 2022, can be found in the Financial Highlights section of this report.

Disrupters ETF (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund since the Fund’s inception. The graph is based on the Fund’s shares both at net asset value (NAV) and at market price. The Fund may trade at market prices above or below NAV per share (see Performance Highlights chart on previous page). The result is compared with a broad-based market index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares. Results represent past performance and do not indicate future results.

Next Generation Connected Consumer ETF Commentary (Unaudited)
Neuberger Berman Next Generation Connected Consumer ETF generated a -20.92% total return on a net asset value (NAV) basis for the period from its inception on April 6, 2022 through August 31, 2022 (the reporting period), underperforming the -12.07% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
The global equity market generated weak results during the reporting period. While the market rallied in July 2022, it was not enough to offset a number of sharp downturns. Investor sentiment was challenged by elevated inflation and aggressive central bank rate hikes that could negatively impact the economy and corporate profits. Supply chain shortages, repercussions from the war in Ukraine, and other geopolitical issues also weighed on the market. All told, as noted above, the Index returned -12.07% for the reporting period.
The Fund seeks long term capital appreciation by investing in companies that the Portfolio Managers believe are the potential beneficiaries of early-stage consumer trends originating from the digitally connected and economically influential Generation Y and Generation Z demographics. We were unable to avoid the market’s steep decline and the Fund underperformed the Index on a relative basis.
Stock selection drove the Fund’s relative underperformance during the reporting period, whereas sector allocation was a modest contributor to returns. Looking at stock selection, holdings in the Consumer Discretionary sector was the largest headwind for results, driven by our positions in the Diversified Consumer Services and Internet & Direct Marketing Retail industries. Within the Communication Services sector, our Interactive Media & Services holdings detracted the most from performance. In the Consumer Staples sector, our Food & Staples Retailing stocks negatively impacted relative results. On the upside, stock selection in the Financials sector contributed to performance, driven by our Insurance stock. There were no other sectors that meaningfully contributed to relative results from a stock selection perspective.
In terms of sector allocation, an underweight to Information Technology versus the Index and a small cash position added the most value to relative performance. Conversely, an overweight to Communication Services versus the Index and a lack of exposure to Energy and Industrials were the largest negatives for performance.
Over the next several months we anticipate continued pockets of macro volatility as central bank monetary policy remains vigilant to combat inflation. Yet as even this dynamic continues to unfold, key macroeconomic inputs, including supply-chain, global mobility, labor participation and wage growth, offer an improving backdrop for consumption in our view. This is particularly evident within the younger demographics, where year-to-date wage growth has increased 2.5 times faster than the national average.1 As we look to 2023, we believe the impact from the 2021 fiscal stimulus, coupled with easing energy/food inflation and additional pro-consumer legislation (e.g. federal loan forgiveness and state programs) supports broadening consumer purchasing power. Although our strategy is centered around capturing secular thematic growth, we believe our holdings are well positioned to benefit in 2023 from an improving consumer environment should it occur.
Sincerely,
Timothy Creedon, Kai Cui, Kevin McCarthy, Hari Ramanan and John San Marco
Portfolio Managers
1 Source: Atlanta Fed through 8/1/22
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Next Generation Connected Consumer ETF (Unaudited)

TICKER SYMBOL
Next Generation Connected Consumer ETF	NBCC

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	10.2%
Consumer Discretionary	63.8
Consumer Staples	12.0
Financials	2.4
Health Care	2.1
Information Technology	3.4
Short-Term Investments	6.1
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[4]
	Inception Date	Cumulative Total Return Ended 08/31/2022 Life of Fund
At NAV[1]
Next Generation Connected Consumer ETF	04/06/2022	-20.92%
At Market Price[2]
Next Generation Connected Consumer ETF	04/06/2022	-20.41%
Index
MSCI All Country World Index (Net)[3]		-12.07%
The performance data quoted represent past performance and do not indicate future results. Return information shown for less than one year is cumulative, not annualized. The Fund is new and has limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF's intraday trading value. ETF investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its investment management fee during the period shown. Please see Note B in the Notes to Financial Statements for specific information regarding the Fund’s management fee waiver arrangement.
As stated in the Fund’s most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2022 is 0.65% (before the fee waiver). The estimated expense ratio is 0.55% after the fee waiver. The expense ratios for the period ended August 31, 2022, can be found in the Financial Highlights section of this report.

Next Generation Connected Consumer ETF (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund since the Fund’s inception. The graph is based on the Fund’s shares both at net asset value (NAV) and at market price. The Fund may trade at market prices above or below NAV per share (see Performance Highlights chart on previous page). The result is compared with a broad-based market index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1	Returns based on the net asset value ("NAV") of the Fund.
2	Returns based on the market price of shares on the NYSE Arca.
3
Please see "Glossary of Indices" on page 12 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

4
Unlike mutual funds, ETF shares are purchased and sold in secondary market transactions at negotiated market prices rather than at NAV and as such ETFs may trade at a premium or discount to their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than
NAV when selling Fund shares. ETF shares may only be redeemed at NAV by authorized participants in large creation units. There can be no guarantee that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed. The trading of shares may incur brokerage commissions. The Fund has a limited number of Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possible face trading halts or delisting. Unexpected episodes of illiquidity, including due to market factors, instrument or issuer-specific factors and/or unanticipated outflows, could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. To the extent the Fund’s investments trade in markets that are closed when the Fund is open, premiums or discounts to NAV may develop in share prices.

For more complete information on any of the Neuberger Berman ETFs, call Neuberger Berman Investment Advisers LLC at (877) 628-2583, or visit our website at www.nb.com/ETF.

Glossary of Indices

MSCI All Country World Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong
Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The emerging market country indexes included are: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait,
Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa,
Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from
June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Effective after the close on March 9, 2022, MSCI reclassified MSCI
Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all
Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents.

Russell 1000® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2022 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
“Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as brokerage commissions on purchases and sales of your Fund shares. Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman ETF Trust
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 4/6/22	Ending Account Value 8/31/22	Expenses Paid During the Period (1) 4/6/22 – 8/31/22	Expense Ratio	Beginning Account Value 4/6/22	Ending Account Value 8/31/22	Expenses Paid During the Period(2) 3/1/22 – 8/31/22	Expense Ratio

Carbon Transition & Infrastructure ETF	$1,000.00	$962.10	$2.17	0.55%	$1,000.00	$1,022.43	$2.80	0.55%
Disrupters ETF	$1,000.00	$809.00	$2.00	0.55%	$1,000.00	$1,022.43	$2.80	0.55%
Next Generation Connected Consumer ETF	$1,000.00	$790.80	$1.98	0.55%	$1,000.00	$1,022.43	$2.80	0.55%

(1)
Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 147/365 (to reflect the period shown of April 6, 2022 (Commencement of Operations) to August 31, 2022).

(2)
Hypothetical expenses are equal to the annualized expense ratio multiplied by the average account value over the period (assuming a
5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Legend August 31, 2022 (Unaudited)
Neuberger Berman ETF Trust
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC

Schedule of Investments Carbon Transition & Infrastructure ETF^
August 31, 2022

Number of Shares		Value
Common Stocks 95.7%
Building Products 1.7%
1,683	Johnson Controls Int'l PLC	$91,117
Chemicals 6.0%
687	Linde PLC	194,325
594	Sika AG	133,647
		327,972
Commercial Services & Supplies 2.1%
810	Waste Connections, Inc.	112,778
Construction & Engineering 3.4%
2,403	Arcadis NV	76,606
751	Quanta Services, Inc.	106,116
		182,722
Construction Materials 1.8%
2,736	CRH PLC	100,515
Electric Utilities 17.7%
891	Acciona SA	174,517
1,415	Constellation Energy Corp.	115,450
1,008	Duke Energy Corp.	107,765
2,385	Exelon Corp.	104,725
11,636	Iberdrola SA	121,151
2,991	NextEra Energy, Inc.	254,414
909	Orsted AS(a)	88,721
		966,743
Electrical Equipment 23.9%
6,039	ABB Ltd.	166,457
11,149	Ballard Power Systems, Inc.*	87,012
1,089	Eaton Corp. PLC	148,801
243	Generac Holdings, Inc.*	53,560
594	Hubbell, Inc.	122,542
6,444	Nordex SE*	61,963
2,737	Plug Power, Inc.*	76,745
990	Schneider Electric SE	117,669
10,115	Siemens Gamesa Renewable Energy SA*	182,251
3,636	Sunrun, Inc.*	120,097
6,469	Vestas Wind Systems A/S	161,862
		1,298,959
Electronic Equipment, Instruments & Components 1.8%
2,115	Itron, Inc.*	100,632
Number of Shares		Value
Independent Power and Renewable Electricity Producers 11.3%
3,231	Atlantica Sustainable Infrastructure PLC	$ 107,980
2,393	NextEra Energy Partners L.P.	196,442
1,413	Ormat Technologies, Inc.	132,087
7,056	Sunnova Energy Int'l, Inc.*	177,952
		614,461
Machinery 1.1%
324	Chart Industries, Inc.*	62,810
Multi-Utilities 7.6%
3,654	CenterPoint Energy, Inc.	115,211
1,314	Dominion Energy, Inc.	107,485
11,007	National Grid PLC	137,058
333	Sempra Energy	54,935
		414,689
Oil, Gas & Consumable Fuels 6.7%
1,197	Cheniere Energy, Inc.	191,736
1,035	DTE Midstream, Inc.	57,142
3,339	Williams Cos., Inc.	113,626
		362,504
Professional Services 1.8%
810	Jacobs Solutions, Inc.	100,910
Semiconductors & Semiconductor Equipment 8.8%
3,922	Canadian Solar, Inc.*	177,157
576	Enphase Energy, Inc.*	164,989
1,056	First Solar, Inc.*	134,693
		476,839
Total Common Stocks (Cost $5,415,968)		5,213,651

Short-Term Investments 4.2%
Investment Companies 4.2%
226,531	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.25%(b) (Cost $226,531)	226,531
Total Investments 99.9% (Cost $5,642,499)		5,440,182
Other Assets Less Liabilities 0.1%		4,826
Net Assets 100.0%		$5,445,008

See Notes to Financial Statements

Schedule of Investments Carbon Transition & Infrastructure ETF^  (cont’d)
*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2022 amounted to $88,721, which represents 1.6% of net assets of the Fund.

(b)	Represents 7-day effective yield as of August 31, 2022.

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$3,242,429	59.5%
Spain	585,899	10.8%
United Kingdom	331,383	6.1%
Switzerland	300,104	5.5%
Canada	264,169	4.9%
Denmark	250,583	4.6%
Ireland	100,515	1.8%
Netherlands	76,606	1.4%
Germany	61,963	1.1%
Short-Term Investments and Other Assets—Net	231,357	4.3%
	$5,445,008	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Chemicals	$194,325	$133,647	$—	$327,972
Construction & Engineering	106,116	76,606	—	182,722
Construction Materials	—	100,515	—	100,515
Electric Utilities	582,354	384,389	—	966,743
Electrical Equipment	608,757	690,202	—	1,298,959
Multi-Utilities	277,631	137,058	—	414,689
Other Common Stocks#	1,922,051	—	—	1,922,051
Total Common Stocks	3,691,234	1,522,417	—	5,213,651
Short-Term Investments	—	226,531	—	226,531
Total Investments	$3,691,234	$1,748,948	$—	$5,440,182

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Disrupters ETF^
August 31, 2022

Number of Shares		Value
Common Stocks 96.4%
Automobiles 4.1%
816	Tesla, Inc.*	$224,898
Biotechnology 2.8%
3,793	Arrowhead Pharmaceuticals, Inc.*	150,620
Capital Markets 4.7%
3,630	Tradeweb Markets, Inc. Class A	252,612
Electronic Equipment, Instruments & Components 8.8%
1,887	Keysight Technologies, Inc.*	309,261
561	Zebra Technologies Corp. Class A*	169,220
		478,481
Health Care Equipment & Supplies 19.2%
4,006	Axonics, Inc.*	289,433
2,069	Dexcom, Inc.*	170,092
2,666	Edwards Lifesciences Corp.*	240,207
447	IDEXX Laboratories, Inc.*	155,386
662	Intuitive Surgical, Inc.*	136,200
340	Masimo Corp.*	49,943
		1,041,261
Interactive Media & Services 10.1%
3,163	Alphabet, Inc. Class C*	345,241
4,421	ZoomInfo Technologies, Inc.*	200,802
		546,043
Internet & Direct Marketing Retail 2.3%
1,181	Etsy, Inc.*	124,725
IT Services 1.1%
1,383	DigitalOcean Holdings, Inc.*	58,210
Life Sciences Tools & Services 5.0%
994	Danaher Corp.	268,291
Number of Shares		Value
Pharmaceuticals 2.5%
455	Eli Lilly & Co.	$137,060
Road & Rail 3.2%
6,071	Uber Technologies, Inc.*	174,602
Semiconductors & Semiconductor Equipment 18.8%
2,622	Advanced Micro Devices, Inc.*	222,529
2,119	Analog Devices, Inc.	321,092
447	ASML Holding NV	219,003
1,699	NVIDIA Corp.	256,447
		1,019,071
Software 13.8%
433	Adobe, Inc.*	161,699
577	Intuit, Inc.	249,137
275	Palo Alto Networks, Inc.*	153,123
258	ServiceNow, Inc.*	112,132
971	Zendesk, Inc.*	74,544
		750,635
Total Common Stocks (Cost $6,079,854)		5,226,509

Short-Term Investments 3.6%
Investment Companies 3.6%
194,431	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.25%(a) (Cost $194,431)	194,431
Total Investments 100.0% (Cost $6,274,285)		5,420,940
Liabilities Less Other Assets (0.0)%(b)		(133)
Net Assets 100.0%		$5,420,807

*	Non-income producing security.
(a)	Represents 7-day effective yield as of August 31, 2022.
(b)	Represents less than 0.05% of net assets of the Fund.
See Notes to Financial Statements

Schedule of Investments Disrupters ETF^ (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$5,226,509	$—	$—	$5,226,509
Short-Term Investments	—	194,431	—	194,431
Total Investments	$5,226,509	$194,431	$—	$5,420,940

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Next Generation Connected Consumer ETF^
August 31, 2022

Number of Shares		Value
Common Stocks 90.8%
Beverages 6.2%
53,146	Becle SAB de CV	$ 108,316
4,910	Keurig Dr Pepper, Inc.	187,169
		295,485
Diversified Consumer Services 2.9%
8,260	Coursera, Inc.*	94,990
10,980	Rover Group, Inc.*	41,834
		136,824
Entertainment 1.9%
1,101	ROBLOX Corp. Class A*	43,060
466	Spotify Technology SA*	50,398
		93,458
Food & Staples Retailing 1.3%
468	Walmart, Inc.	62,033
Food Products 3.2%
4,994	Simply Good Foods Co.*	152,567
Hotels, Restaurants & Leisure 19.8%
4,090	Basic-Fit NV*(a)	156,118
63	Chipotle Mexican Grill, Inc.*	100,598
3,693	Cie des Alpes	58,423
7,044	DraftKings, Inc. Class A*	113,127
3,104	Las Vegas Sands Corp.*	116,803
1,186	Marriott International, Inc. Class A	182,336
20,030	Membership Collective Group, Inc. Class A*	113,570
1,253	Starbucks Corp.	105,340
		946,315
Insurance 2.4%
39,000	ZhongAn Online P&C Insurance Co. Ltd. Class H*(a)	114,292
Interactive Media & Services 3.9%
2,340	Match Group, Inc.*	132,280
5,090	Snap, Inc. Class A*	55,379
		187,659
Internet & Direct Marketing Retail 5.3%
5,630	Farfetch Ltd. Class A*	56,469
8,170	Ocado Group PLC*	68,662
2,920	Overstock.com, Inc.*	76,212
23,890	RealReal, Inc.*	51,124
		252,467
IT Services 2.1%
1,566	Wix.com Ltd.*	99,112
Number of Shares		Value
Leisure Products 0.9%
4,400	Peloton Interactive, Inc. Class A*	$44,836
Multiline Retail 2.0%
690	Dollar Tree, Inc.*	93,619
Pharmaceuticals 2.1%
650	Zoetis, Inc.	101,744
Software 1.3%
8,360	Zuora, Inc. Class A*	64,205
Specialty Retail 13.7%
498	Home Depot, Inc.	143,633
8,000	Mister Spex SE*	34,088
3,177	TJX Cos., Inc.	198,086
412	Ulta Beauty, Inc.*	172,987
8,341	Warby Parker, Inc. Class A*	104,846
		653,640
Textiles, Apparel & Luxury Goods 17.4%
3,060	Aritzia, Inc.*	99,534
1,851	Crocs, Inc.*	136,419
820	EssilorLuxottica SA	122,129
15,000	Li Ning Co. Ltd.	136,624
3,230	Moncler SpA	143,708
1,800	NIKE, Inc. Class B	191,610
		830,024
Wireless Telecommunication Services 4.4%
1,460	T-Mobile U.S., Inc.*	210,182
Total Common Stocks (Cost $5,317,496)		4,338,462
Number of Units
Master Limited Partnerships and Limited Partnerships 4.0%
Hotels, Restaurants & Leisure 4.0%
4,509	Cedar Fair LP (Cost $214,036)	188,882
See Notes to Financial Statements

Schedule of Investments Next Generation Connected Consumer ETF^  (cont’d)
Number of Shares		Value

Short-Term Investments 6.1%
Investment Companies 6.1%
294,499	State Street Institutional U.S. Government Money Market Fund Premier Class, 2.25%(b) (Cost $294,499)	$294,499
Total Investments 100.9% (Cost $5,826,031)		4,821,843
Liabilities Less Other Assets (0.9)%		(45,075)
Net Assets 100.0%		$4,776,768

*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at August 31, 2022 amounted to $270,410, which represents 5.7% of net assets of the
Fund.

(b)	Represents 7-day effective yield as of August 31, 2022.

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$3,216,299	67.3%
United Kingdom	238,701	5.0%
France	180,552	3.8%
Netherlands	156,118	3.3%
Italy	143,708	3.0%
Hong Kong	136,624	2.8%
China	114,292	2.4%
Mexico	108,316	2.3%
Canada	99,534	2.1%
Israel	99,112	2.1%
Germany	34,088	0.7%
Short-Term Investments and Other Liabilities—Net	249,424	5.2%
	$4,776,768	100.0%
See Notes to Financial Statements

Schedule of Investments Next Generation Connected Consumer ETF^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of August 31, 2022:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Hotels, Restaurants & Leisure	$731,774	$214,541	$—	$946,315
Insurance	—	114,292	—	114,292
Internet & Direct Marketing Retail	183,805	68,662	—	252,467
Textiles, Apparel & Luxury Goods	427,563	402,461	—	830,024
Other Common Stocks#	2,195,364	—	—	2,195,364
Total Common Stocks	3,538,506	799,956	—	4,338,462
Master Limited Partnerships and Limited Partnerships#	188,882	—	—	188,882
Short-Term Investments	—	294,499	—	294,499
Total Investments	$3,727,388	$1,094,455	$—	$4,821,843

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^
A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities
Neuberger Berman ETF Trust
	Carbon Transition & Infrastructure ETF	Disrupters ETF	Next Generation Connected Consumer ETF
	August 31, 2022	August 31, 2022	August 31, 2022
Assets
Investments in securities, at value* (Note A)— see Schedule of Investments:
Unaffiliated issuers(a)	$5,440,182	$5,420,940	$4,821,843
Foreign currency(b)	84	—	—
Dividends and interest receivable	7,364	2,594	4,888
Receivable for securities sold	—	—	47,897
Total Assets	5,447,630	5,423,534	4,874,628
Liabilities
Payable to investment manager—net (Note B)	2,622	2,727	2,123
Payable for securities purchased	—	—	95,737
Total Liabilities	2,622	2,727	97,860
Net Assets	$5,445,008	$5,420,807	$4,776,768
Net Assets consist of:
Paid-in capital	$5,659,293	$6,468,693	$5,919,763
Total distributable earnings/(losses)	(214,285)	(1,047,886)	(1,142,995)
Net Assets	$5,445,008	$5,420,807	$4,776,768
Shares Outstanding ($0.001 par value; unlimited shares authorized)	225,001	279,000	250,001
Net Asset Value, offering and redemption price per share	$24.20	$19.43	$19.11
*Cost of Investments:
(a) Unaffiliated issuers	$5,642,499	$6,274,285	$5,826,031
(b) Total cost of foreign currency	$88	$—	$—

See Notes to Financial Statements

Statements of Operations
Neuberger Berman ETF Trust
	Carbon Transition & Infrastructure ETF	Disrupters ETF	Next Generation Connected Consumer ETF
	For the Period from April 6, 2022 (Commencement of Operations) to August 31, 2022	For the Period from April 6, 2022 (Commencement of Operations) to August 31, 2022	For the Period from April 6, 2022 (Commencement of Operations) to August 31, 2022
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$45,523	$7,187	$13,926
Interest and other income—unaffiliated issuers	721	696	894
Foreign taxes withheld	(2,296)	(308)	(578)
Total income	$43,948	$7,575	$14,242
Expenses:
Investment management fees (Note B)	13,654	13,008	11,924
Total expenses	13,654	13,008	11,924
Investment management fees waived (Note B)	(2,100)	(2,001)	(1,834)
Total net expenses	11,554	11,007	10,090
Net investment income/(loss)	$32,394	$(3,432)	$4,152
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(44,079)	(194,541)	(142,681)
Settlement of foreign currency transactions	(246)	—	(253)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(202,317)	(853,345)	(1,004,188)
Foreign currency translations	(37)	—	(25)
Net gain/(loss) on investments	(246,679)	(1,047,886)	(1,147,147)
Net increase/(decrease) in net assets resulting from operations	$(214,285)	$(1,051,318)	$(1,142,995)
See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman ETF Trust
	Carbon Transition & Infrastructure ETF	Disrupters ETF	Next Generation Connected Consumer ETF
	Period from April 6, 2022 (Commencement of Operations) to	Period from April 6, 2022 (Commencement of Operations) to	Period from April 6, 2022 (Commencement of Operations) to
	August 31, 2022	August 31, 2022	August 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$32,394	$(3,432)	$4,152
Net realized gain/(loss) on investments	(44,325)	(194,541)	(142,934)
Change in net unrealized appreciation/(depreciation) of investments	(202,354)	(853,345)	(1,004,213)
Net increase/(decrease) in net assets resulting from operations	(214,285)	(1,051,318)	(1,142,995)
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,659,293	6,472,125	5,919,763
Net Increase/(Decrease) in Net Assets	5,445,008	5,420,807	4,776,768
Net Assets:
Beginning of period	—	—	—
End of period	$5,445,008	$5,420,807	$4,776,768
See Notes to Financial Statements

Notes to Financial Statements ETF Trust
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman ETF Trust (the "Trust") is a Delaware statutory trust organized pursuant to an
Amended and Restated Trust Instrument dated December 8, 2021. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940
Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Carbon Transition & Infrastructure ETF ("Carbon Transition & Infrastructure ETF"), Neuberger Berman Disrupters ETF ("Disrupters ETF"), and Neuberger Berman Next Generation Connected Consumer ETF ("Next Generation Connected Consumer ETF") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Disrupters ETF) is diversified. Each Fund offers and issues shares of beneficial interest ("Shares"). Shares of a Fund represent an equal proportionate interest in the Fund. Each Fund had no operations until April 6, 2022, other than matters relating to its organization and its registration of shares under the 1933 Act. The Trust’s Board of Trustees (the "Board") may establish additional series of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds’ investments in equity securities and master limited partnerships and limited partnerships, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies with a readily determinable fair value are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs).
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount each of the Funds might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
In December 2020, the Securities and Exchange Commission ("SEC") adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act, which is the threshold for determining whether a fund must fair value a security. The compliance date for Rule 2a-5 was September 8, 2022 (the "Compliance Date"). Effective as of the Compliance Date, the Board approved changes to the Funds' valuation policy to comply with Rule 2a-5 and designated Management as the Funds' valuation designee (as defined in the rule). The valuation designee will be responsible determining fair value in good faith for any and all Fund investments, subject to oversight by the Board.
3
Foreign currency translations: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.
5
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the intention of each Fund to qualify for treatment as a registered investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of August 31, 2022, the Funds did not have any unrecognized tax positions.
For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at August 31, 2022 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Carbon Transition & Infrastructure ETF	$5,648,766	$332,310	$540,894	$(208,584)
Disrupters ETF	6,277,979	66,721	923,760	(857,039)
Next Generation Connected Consumer ETF	5,824,678	77,817	1,080,652	(1,002,835)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the period ended August 31, 2022, the Funds recorded permanent reclassifications related to net operating losses written off. For the period ended August 31, 2022, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
Carbon Transition & Infrastructure ETF	$—	$—
Disrupters ETF	(3,432)	3,432
Next Generation Connected Consumer ETF	—	—

The tax character of distributions paid during the period ended August 31, 2022, was as follows:
Distributions Paid From:
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
	2022	2022	2022	2022
Carbon Transition & Infrastructure ETF	$—	$—	$—	$—
Disrupters ETF	—	—	—	—
Next Generation Connected Consumer ETF	—	—	—	—
As of August 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Carbon Transition & Infrastructure ETF	$31,604	$—	$(208,621)	$(37,268)	$—	$(214,285)
Disrupters ETF	—	—	(857,039)	(190,847)	—	(1,047,886)
Next Generation Connected Consumer ETF	2,546	—	(1,002,860)	(142,681)	—	(1,142,995)
The temporary differences between book basis and tax basis distributable earnings are primarily related to one or more of the following: losses disallowed and/or recognized on wash sales and tax adjustments related to partnerships and other investments.
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2022, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
Carbon Transition & Infrastructure ETF	—	37,268
Disrupters ETF	—	190,847
Next Generation Connected Consumer ETF	—	142,681
6
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.
Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

8
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

9
Investment company securities and other exchange-traded funds: The Funds may invest in shares of other registered investment companies, including other exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 under the 1940 Act, which the Funds were required to comply with on January 19, 2022, or any other applicable exemptive relief. Rule 12d1-4 contains elements from the SEC’s prior exemptive orders permitting fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.
10
Organization expenses and offering costs: Management (and not the Funds) has agreed to pay all of the Funds' organizational expenses and offering costs. As a result, organizational expenses and offering costs of the Funds are not reflected in the Funds' Statements of Operations. The Funds are not obligated to repay any such organizational expenses or offering costs paid by Management. The costs incurred by Management were approximately $130,862 for each Fund.
11
Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Statements of Assets and Liabilities . The total value of securities received as collateral for securities on loan is included in a footnote following the Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.
During the period ended August 31, 2022, the Funds did not participate in securities lending.
12
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
13
In-kind redemption: A Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. These reclassifications have no effect on net assets or net asset value ("NAV") per share.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
Each Fund retains NBIA as investment manager under a Management Agreement. Under the Management Agreement, Management is responsible for choosing a Fund’s investments and handling its day-to-day business. In addition, Management provides to each Fund certain Fund services and administrative services as specified in the Management Agreement. For such services, each Fund pays NBIA an investment management fee at the annual rate of 0.65% of the Fund's average daily net assets.
NBIA has contractually agreed to waive its management fee by 0.10% of each Fund's average net assets. This undertaking lasts until April 8, 2023 and may not be terminated during its term without the consent of the Board. Management fees contractually waived are not subject to recovery by NBIA. Accordingly, for the period ended August 31, 2022, the investment management fee pursuant to the Management Agreement was equivalent to an annual rate of 0.55% of each Fund's average daily net assets.
Management fees waived for the period ended August 31, 2022 were as follows:
Fund	Percentage of Average Daily Net Assets	Effective Date(s)	Management Fees Waived for the Period Ended August 31, 2022
Carbon Transition & Infrastructure ETF	0.10%	4/6/2022	$2,100
Disrupters ETF	0.10%	4/6/2022	$2,001
Next Generation Connected Consumer ETF	0.10%	4/6/2022	$1,834
In addition, NBIA has contractually agreed to pay all operating expenses of each Fund, except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) brokerage expenses, including commissions, and other transaction costs; (iii) acquired fund fees and expenses; (iv) dividend and interest expenses relating to short sales; (v) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (vi) the compensation payable to NBIA under this Agreement; (vii) securities lending expenses; (viii) litigation expenses and tax reclaim expenses; (ix) indemnification expenses; and (x) any expenses determined to be extraordinary expenses by the Board. During the period ended August 31, 2022, each Fund did not pay for any expenses other than the investment management fee. With the Funds' consent, Management may subcontract to third parties some of its responsibilities to the Funds under the Management Agreement and may compensate each such third party that provides such services. Certain expenses that are outside of the investment management fee, as described above, may be applicable to multiple funds within the complex of related investment companies and such allocations are handled as follows: Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.
NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). Under their distribution plans (each a Plan, collectively, the "Plans") if a Service Provider provides distribution services, a Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Service Provider out of its fees. The Board currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board.

Note C — Securities Transactions:
During the period ended August 31, 2022, there were purchase and sale transactions of long-term securities and in-kind capital share transactions as follows:
	Transactions of Long-Term Securities		In-kind Capital Share Transactions
	Purchases	Sales	Purchases	Sales
Carbon Transition & Infrastructure ETF	$258,512	$404,677	$5,603,226	$—
Disrupters ETF	585,884	455,584	6,144,209	—
Next Generation Connected Consumer ETF	1,216,908	1,328,601	5,786,002	—
During the period ended August 31, 2022, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
The Funds issue or redeem capital shares in aggregation of a specified number of shares (each, a "Creation Unit") to certain institutional investors (typically market makers or other broker-dealers) on a continuous basis through the Distributor. Currently, the number of shares that constitutes a Creation Unit is 25,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities, cash or a combination thereof, consistent with a Fund's investment objective, policies and disclosure.
Share activity for the period ended August 31, 2022, was as follows:
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Carbon Transition & Infrastructure ETF(1)	225,001	—	—	225,001
Disrupters ETF(1)	279,000	—	—	279,000
Next Generation Connected Consumer ETF(1)	250,001	—	—	250,001

(1)	Period from April 6, 2022 (Commencement of Operations) to August 31, 2022.
Note E—Line of Credit:
At August 31, 2022, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum; provided that should the Administrative Agent of the Credit Facility determine that the daily simple SOFR rate is unavailable, then the interest rate option described in (b) shall be replaced with a benchmark replacement determined to be applicable by such Administrative Agent. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at August 31, 2022.
During the period ended August 31, 2022, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):
At August 31, 2022, affiliated persons owned outstanding shares of the following Funds:
Affiliated Person(s) Percentage Ownership of Outstanding Shares
Carbon Transition & Infrastructure ETF	88.89%
Disrupters ETF	73.12%
Next Generation Connected Consumer ETF	80.00%

(a)	Affiliated persons, as defined in the 1940 Act.
Note G—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
Note H—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Funds and in turn, may impact the financial performance of the Funds.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Note I—Subsequent Events:
The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

Carbon Transition & Infrastructure ETF

Period from 4/6/2022[e] to 8/31/2022	$25.15	$0.14	$(1.09)	$(0.95)	$—	$—	$—

Disrupters ETF

Period from 4/6/2022[e] to 8/31/2022	$24.02	$(0.01)	$(4.58)	$(4.59)	$—	$—	$—

Next Generation Connected Consumer ETF

Period from 4/6/2022[e] to 8/31/2022	$24.16	$0.02	$(5.07)	$(5.05)	$—	$—	$—
See Notes to Financial Highlights

Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate[d]

$24.20	(3.79)[f]	$5.4	0.65%[g]	0.55%[g]	1.54%[g]	5%[f]

$19.43	(19.10)[f]	$5.4	0.65%[g]	0.55%[g]	(0.17)%[g]	9%[f]

$19.11	(20.92)[f]	$4.8	0.65%[g]	0.55%[g]	0.23%[g]	28%[f]

Notes to Financial Highlights ETF Trust

a	Calculated based on the average number of shares outstanding during the fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during the fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. The Fund is new and has limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns. Total return would have been lower if Management had not waived certain expenses.

c	Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.
d
Portfolio turnover rate excludes securities received or delivered in-kind. The portfolio turnover rate of
Carbon Transition & Infrastructure ETF, Disrupters ETF and Next Generation Connected Consumer ETF
including securities received or delivered in-kind was 8%, 9% and 31%, respectively, for the period ended
August 31, 2022.

e	The date investment operations commenced.
f	Not annualized.
g	Annualized.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of
Neuberger Berman ETF Trust and the Shareholders of:
Neuberger Berman Carbon Transition & Infrastructure ETF
Neuberger Berman Disrupters ETF
Neuberger Berman Next Generation Connected Consumer ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Neuberger Berman Carbon Transition & Infrastructure ETF, Neuberger Berman Disrupters ETF and Neuberger Berman Next Generation Connected Consumer ETF, (collectively referred to as the "Funds") (three of the series constituting Neuberger Berman ETF Trust (the "Trust"), including the schedules of investments, as of August 31, 2022, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from April 6, 2022 (commencement of operations) to August 31, 2022 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Neuberger Berman ETF Trust) at August 31, 2022, the results of their operations, changes in net assets and financial highlights for the period from April 6, 2022 (commencement of operations) to August 31, 2022, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
October 27, 2022

Directory
Investment Manager
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Custodian, Transfer Agent and Shareholder Servicing Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
For Shareholders correspondence address to:
Neuberger Berman Funds
One Heritage Drive Floor 1 North
Quincy, MA 02171
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds’ Statement of Additional Information includes additional information about the Trustees as of the time of the Funds’ most recent public offering and is available upon request, without charge, by calling (877) 628-2583.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2021	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	50
Director, America Press, Inc.
(not-for-profit Jesuit
publisher), 2015 to 2021;
formerly, Director, Fordham
University, 2001 to 2018;
formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2021
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, Jewish
Theological Seminary, 2012
to 2020; formerly, Executive
Vice President and General
Counsel, Fidelity
Investments, 2007 to
2012;formerly, Executive
Vice President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
50
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
Jewish Theological Seminary,
since 2015; formerly,
Director, Legility, Inc.
(privately held for-profit
company), 2012 to 2021;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha Clarke Goss (1949)	Trustee since 2021
President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
50
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), from 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), from 1987 to
1996, 2003 to 2019; ;
Trustee Emerita, Brown
University, since 1998;
Director, Museum of
American Finance
(not-for-profit), since 2013;
formerly, Non-Executive
Chair and Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director of Foster
Wheeler Manufacturing,
1994 to 2004; formerly
Director Dexter Corp.,
Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies, 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2021	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	50
Director, 1 William Street
Credit Income Fund, since
2018; Board Member,
American Family Insurance (a
mutual company, not
publicly traded), since March
2009; formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2021	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	50
Board member, The
Maritime Aquarium at
Norwalk, since 2020; Board
member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2021	Formerly, adjunct Professor, Columbia University School of International and Public Affairs, from 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	50
Director, 1 WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2021; Chairman of the Board since 2021; formerly Lead Independent Trustee in Fund Complex from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
Formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2021	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	50
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000-2002; formerly,
Director, BMC Software
Federal, LLC, 2014-2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2021 and Trustee since 2021
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
(“LBHI”) Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
(“LBI”), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
50
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2021 and Secretary since 2021
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2021
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2021
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2021
Senior Vice President, Chief Compliance Officer (Mutual Funds) and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC
(2009-2014), Secretary, PNC Funds and PNC Advantage Funds
(2010-2014); Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2021 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel— Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel
(2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 —
2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2021
Vice President, Neuberger Berman, since 2008 and Employee since 1999;
Vice President, NBIA, since 2008; formerly, Assistant Vice President,
Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant
Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2021 and Vice President since 2021
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer — Mutual Funds and Managing Director, NBIA, since 2015;
formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice
President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating
Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2021
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2021
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2021
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2021
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2021
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Niketh Velamoor (1979)	Anti-Money Laundering Compliance Officer since 2021
Senior Vice President and Associate General Counsel, Neuberger Berman,
since July 2018; Assistant United States Attorney, Southern District of New
York, 2009 to 2018; Anti-Money Laundering Compliance Officer, five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 877-628-2583 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 877-628-2583 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com/ETF.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 877-628-2583 (toll-free).
Initial Consideration of the Management Agreement
Prior to approving the management agreement with Neuberger Berman Investment Advisers LLC ("Management") (the "Agreement") with respect to Neuberger Berman Carbon Transition & Infrastructure ETF, Neuberger Berman Disrupters ETF, and Neuberger Berman Connected Consumer ETF (the "Funds"), the Board of Trustees (the "Board") of Neuberger Berman ETF Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Management (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Fund Trustees"), evaluated the Agreement.  Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel").
In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed materials provided by Management and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to each Fund.
In connection with its deliberations on the Agreement, the Board also considered the broad range of information relevant to the annual contract review they conduct in their capacity as board members of other investment companies, including open-end and closed-end funds (the "NB Funds"), managed by Management, that is provided to the boards (including their various standing committees) at meetings for the NB Funds throughout the year, and for the annual consideration of continuance of contracts for the NB Funds, including reports on systems for monitoring portfolio risk, liquidity management, and other portfolio parameters for those series.  The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to contract review, such as performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.  Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of a contract review process.
The Independent Fund Trustees receive, at least annually, from Independent Counsel a memorandum discussing the legal standards for their consideration of the Agreement.  During the course of their deliberations regarding their review of the Agreement, the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
In connection with its approval of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to each Fund and whether the Agreement was in the best interests of each Fund and its shareholders.  The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and anticipated quality of the services to be provided by Management;

(2) the expected costs of the services to be provided by Management; (3) the extent to which economies of scale might be realized as each Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of each Fund's shareholders.  The Board's determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board.  This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.  The Board focused on the costs and benefits of the Agreement to each Fund and, through each Fund, its shareholders.
With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who would perform services for the Fund.  The Board noted that Management also would provide certain administrative services, including fund accounting and compliance services.  The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions for each Fund.  Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between a fund's investments and those of other funds or accounts managed by Management.  The Board also noted that Management had increased its capabilities with respect to environmental, social, and corporate governance matters and considered how those factors relate to each Fund's investment program and may relate to investment performance.  The Board noted the extensive range of services that Management will provide to each Fund beyond the investment management services.  The Board noted that Management will also be responsible for monitoring compliance with each Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission.  The Board considered that Management will assume significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for each Fund, for which it is entitled to reasonable compensation.  The Board also considered that Management's responsibilities will include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory and compliance risks as they relate to each Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk.  In addition, the Board also noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund, and that some funds have been liquidated without ever having been profitable to Management. The Board also considered the terms of the Agreement, under which each Fund would pay Management a single fee to provide or obtain certain of the services necessary for fund operations including, but not limited to, investment advisory, custody, audit, administrative, compliance and recordkeeping services.
The Board also noted that the Funds would use many of the same service providers as the NB Funds and considered its review and evaluation, in its capacity as the board of the NB Funds, of Management’s activities to oversee the NB Funds’ various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board also considered Management's ongoing development of its own infrastructure and information technology that will support each Fund through, among other things, cybersecurity, business continuity planning, and risk management.  The Board noted Management’s largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to the NB Funds notwithstanding the disruptions caused by the pandemic.  In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management.  The Board also considered the general structure of the portfolio managers' compensation for each Fund, and whether this structure provides appropriate incentives for portfolio managers to act in the best interests of the Funds that they manage.  The Board also considered the ability of Management to attract and retain qualified personnel to service each Fund.

The Board also considered the manner in which Management addressed various matters that have arisen during the year for the NB Funds, some of them a result of developments in the broader fund industry or the regulations governing it.  In addition, the Board considered actions taken by Management, on behalf of the NB Funds, in response to recent market conditions, such as the economic dislocation and rise in volatility related to the efforts to stem the spread of COVID-19 and considered the overall performance of Management in this context.
With respect to the overall fairness of the Agreement, the Board considered the fee structures proposed for each Fund under the Agreement for the shares to be registered initially as compared to a peer group of funds having comparable investment programs, but most of which had net assets of between $2 million and $21 billion.  The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Funds.  The Board reviewed a comparison of each Fund’s proposed management fee to the peer group of comparable funds with thematic strategies. The Board noted that the total expenses projected for each Fund for which peers were provided were lower than the median relative to the peer group.  In analyzing this fee data, the Board took into account the small peer group, the challenges associated with identifying an appropriate peer group for each Fund’s strategy, and Management’s representations that each Fund’s fees are reasonable and competitive in light of its investment strategy compared to that of certain other funds in the peer group.  The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds.  In the cases where such funds or separate accounts exist, the Board compared the fees charged to the respective Fund to the fees charged to such comparable funds and/or separate accounts.  The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided.  The Board noted that the rates of fees paid by such accounts, were higher than the fee rates paid by certain of the corresponding Funds.  The Board explored with Management its assertion that although, for one Fund, the rates of fees paid by one account was lower than the fee rates paid by the corresponding Fund, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund.
The Board considered each Fund’s unitary fee structure, under which the each Fund would pay for the advisory and supervisory and administrative services it requires for one set fee.  In return for this unitary fee, Management will provide or obtain certain of the services necessary for fund operations including, but not limited to, investment advisory, custody, audit, administrative, compliance and recordkeeping services.  The Board considered that the unitary fee would lead to fund fees that are fixed over the contract period, rather than variable.  In addition, the Board considered the proposed contractual management fee waiver for each Fund.  The Board considered that each Fund’s fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the fee structure was reasonable based on the nature of each Fund and its investment strategy, the unitary fee structure, the proposed contractual management fee waiver and the observation that each Fund was priced to scale – that is, the projected expense ratios for each Fund were comparable to those of much larger funds.  The Board also considered the projected profitability for each Fund provided by Management.  The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Funds were reasonable in light of the reasonably anticipated costs of providing the investment advisory and other services and the benefits expected to accrue to the Funds.
Conclusions
In approving the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to each Fund and that approval of the Agreement is in the best interests of each Fund and its shareholders.  In reaching this determination, the Board considered that Management could be expected to provide a high level of service to each Fund; that each Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the reasonably anticipated costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Notice to Shareholders
For the fiscal period ended August 31, 2022, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as Qualified Dividend Income. Complete information regarding each Fund’s Qualified Dividend Income distributions during the calendar year 2022 will be reported in conjunction with Form 1099-DIV.
Fund	Qualified Dividend Income
Carbon Transition & Infrastructure ETF	$31,604
Disrupters ETF	—
Next Generation Connected Consumer ETF	2,546

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.628.2583
www.nb.com/ETF
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

X0207 10/22

(b) Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman ETF Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss and Deborah C. McLean. Mr. Cosgrove, Ms. Goss and Ms. McLean are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $77,000 for the fiscal period ended 2022.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 for the fiscal period ended 2022. The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2022, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal period ended 2022. The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2022, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $51,900 for the fiscal period ended 2022. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2022, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal period ended 2022. The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2022, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for the fiscal period ended 2022. The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2022, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal period ended 2022. The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2022, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e)  Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $51,900 for the fiscal period ended 2022.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 for the fiscal period ended 2022.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman ETF Trust

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: November 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: November 4, 2022

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: November 4, 2022